UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012 (March 16, 2012)

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2012, Omnicell, Inc. (“Omnicell”) entered into a Lease (the “Lease”) with Sycamore Drive Holdings, LLC (“Landlord”).  Pursuant to the Lease, Landlord leased to Omnicell 46,307 rentable square feet located at 735 Sycamore Drive, Milpitas, CA 95035 (the “Premises”).

The term of the Lease is for a period of five (5) years, commencing upon the date (the “Commencement Date”) which is the earlier of (i) the date that is the later of (1) one hundred fifty (150) days after the Possession Date (as defined in the Lease), and (2) October 1, 2012, and (ii) the date that Omnicell commences business operations at the Premises. The “Expiration Date” is the date that immediately precedes the 5th anniversary of the Commencement Date, subject to Omnicell’s right to extend for an additional five (5) year term.

Rent will commence under the Lease on the Commencement Date, at the following rates:

The Commencement Date through the date that immediately precedes the first annual anniversary of the Commencement Date (the “1 Year Anniversary”);	$28,479.00 (per month); $341,748.00 (per year);

For the period commencing on the 1 Year Anniversary through the day immediately preceding the second annual anniversary of the Commencement Date occurs (the “2 Year Anniversary”);	$29,333.37 (per month); $352,000.44 (per year);

For the period commencing on the 2 Year Anniversary through the day immediately preceding the third annual anniversary of the Commencement Date (the “3 Year Anniversary”);	$30,213.37 (per month); $362,560.44 (per year);

For the period commencing on the 3 Year Anniversary through the day immediately preceding the fourth annual anniversary of the Commencement Date (the “4 Year Anniversary”);	$31,119.77 (per month); $373,437.24 (per year);

For the period commencing on the 4 Year Anniversary through the Expiration Date.	$32,053.37 (per month); $384,640.44 (per year);

The Lease contains customary representations, warranties and covenants by Omnicell and Landlord, including an agreement by Landlord to construct certain “Landlord Work,” at its sole expense and described in the plans and specifications attached as Schedule 1 to Exhibit D to the Lease. Omnicell agreed under the Lease to build out the Premises’ interior at its sole cost and expense.

If Landlord has not delivered the Premises to Omnicell, with Landlord Work Substantially Complete (as defined in the Lease), on or before the date that is one hundred eighty (180) days after the Lease Effective Date (subject to a day for day delay in such date for each day of Tenant Delay (as defined in Exhibit D attached to the Lease)), then, until the occurrence of the Possession Date, Omnicell shall have the right to terminate the Lease by written notice to Landlord, and upon such termination, Landlord shall return all sums theretofore deposited by Omnicell with Landlord, and neither party shall have any further liability to the other.

The foregoing description of the Lease is qualified in its entirety by reference to the full text of the Lease, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	Lease, between Omnicell, Inc. and Sycamore Drive Holdings, LLC, dated March 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: March 20, 2012	By:	/s/ Dan S. Johnston
Dan S. Johnston
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Lease, between Omnicell, Inc. and Sycamore Drive Holdings, LLC, dated March 16, 2012.